Annual Meeting March 7, 2017

IEC ELECTRONICS 2017© 2 Cautionary Note Regarding Forward-Looking Statements References in this report to “IEC,” the “Company,” “we,” “our,” or “us” mean IEC Electronics Corp. and its subsidiaries except where the context otherwise requires. This presentation contains forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These forward-looking statements include, but are not limited to, statements regarding future sales and operating results, future prospects, the capabilities and capacities of business operations, any financial or other guidance and all statements that are not based on historical fact, but rather reflect our current expectations concerning future results and events. The ultimate correctness of these forward-looking statements is dependent upon a number of known and unknown risks and events and is subject to various uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. The following important factors, among others, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in our forward-looking statements: litigation; business conditions and growth or contraction in our customers’ industries, the electronic manufacturing services industry and the general economy; variability of our operating results; our ability to control our material, labor and other costs; our dependence on a limited number of major customers; the potential consolidation of our customer base; availability of component supplies; dependence on certain industries; variability and timing of customer requirements; technological, engineering and other start-up issues related to new programs and products, uncertainties as to availability and timing of governmental funding for our customers; the impact of government regulations, including FDA regulations; the types and mix of sales to our customers; intellectual property litigation; our ability to maintain effective internal controls over financial reporting; unforeseen product failures and the potential product liability claims that may be associated with such failures; the availability of capital and other economic, business and competitive factors affecting our customers, our industry and business generally; failure or breach of our information technology systems; and natural disasters. Any one or more of such risks and uncertainties could have a material adverse effect on us or the value of our common stock. For a further list and description of various risks, relevant factors and uncertainties that could cause future results or events to differ materially from those expressed or implied in our forward-looking statements, see our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (the “SEC”). All forward-looking statements included in this presentation are made only as of the date indicated or as of the date of this presentation. We do not undertake any obligation to, and may not, publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or which we hereafter become aware of, except as required by law. New risks and uncertainties arise from time to time and we cannot predict these events or how they may affect us and cause actual results to differ materially from those expressed or implied by our forward-looking statements. Therefore, you should not rely on our forward-looking statements as predictions of future events.

IEC ELECTRONICS 2017© 3 Agenda ‣ Introduction ‣ 2016 Year In Review ‣ Looking Forward ‣ Q&A

IEC ELECTRONICS 2017© Senior Leadership Team Jeffrey T. Schlarbaum President & Chief Executive Officer • IEC Senior Leader from 2005 to 2013 • Executive Management roles at Plexus Corp. and Seagate Technologies Jens Hauvn Sr. Vice President of Operations • Prior role IEC VP of Quality and Operational Excellence • Vice President, Corporate Quality at Ducommun Incorporated Michael T. Williams Chief Financial Officer • Eighteen years of various leadership roles at Bausch & Lomb • Vice President, Finance & Controller at Bausch & Lomb Jennifer M. Brown Vice President of Human Resources • Executive Vice President, Chief Administrative Officer and Corporate Secretary at Alteva, Inc. • Senior Vice President – Admin. and Human Resources at Access Group, Inc. Cindy Donovan Chief Information Officer • Provided IT leadership for companies such as Paychex, Carestream, and Kodak • Expertise in ERP development and implementation 4

IEC ELECTRONICS 2017© Electronic Manufacturing Solutions 5 • Develop Customized Stress Testing Platforms to Simulate a Product’s End Application • Laboratories to Perform Counterfeit Component Detection & Complex Failure Analysis • Vertical Manufacturing of Critical Key Components • Control Cost, Time, and Quality • Custom Configuration, Full System Assembly & After Market Services • Direct Fulfillment to End Customer For Life-Saving and Mission Critical Products

IEC ELECTRONICS 2017© Our Focus 6 • Focus on growing market sectors* - Medical +7.4% CAGR - Industrial +6.9% CAGR - Military +6.2% CAGR • Providing full life-cycle, advanced manufacturing support • Long term relationships and proven performance with Blue Chip customers Life Saving and Mission Critical Products *Projected CAGR 2014-2019 Source: New Venture Research Corp. Medical $6.5B TAM Industrial $9.4B TAM Military $5.9B TAM Representative Key Customers Market Opportunity

IEC ELECTRONICS 2017© High-Margin in Highly Regulated Markets 7 G ro ss Ma rgi n ( T TM )* 20% 6% 14% Consumer, Computing, Communications, Auto Medical, Industrial, Aerospace & Defense Portfolio Mix High Concentration High Concentration Mixed Portfolio *Source: Yahoo Finance as of January 2017

IEC ELECTRONICS 2017© 2016 Year in Review 8

IEC ELECTRONICS 2017© | CANNOT BE PRESENTED, REDISTRIBUTED, OR SHOWN TO ANYONE WITHOUT EXPRESS WRITTEN PERMISSION 9 Turnaround Progressing With Strategic Priorities ‣ Strengthened Balance Sheet • Reduced net debt by $11.8 million • Improved inventory position by $10.4M ‣ Positioned Company to Re-establish Organic Growth • Initiatives in place to rebuild sales pipeline • Addressing backlog softness and anticipating strengthened performance in second half of fiscal 2017 2016 Demonstrated Solid Progress Executing Against Operational Goals ‣ Improved Margins and Profitability • Gross Margin improved to 16% • Net income of $4.8 million or $0.47 per share

IEC ELECTRONICS 2017© | CANNOT BE PRESENTED, REDISTRIBUTED, OR SHOWN TO ANYONE WITHOUT EXPRESS WRITTEN PERMISSION Substantial Progress To Date Gross Margin Improvement 5% 10% 15% 2014 2015 2016

IEC ELECTRONICS 2017© | CANNOT BE PRESENTED, REDISTRIBUTED, OR SHOWN TO ANYONE WITHOUT EXPRESS WRITTEN PERMISSION 11 Substantial Progress To Date Revenue per Employee* Net Income Improvement ‣ Redesigned Manufacturing Floor and Improved Flow Design to Increase Efficiency of Labor • Revenue per employee increased 8% YoY ‣ Proactively Managed Workforce in Response to Customer Demand Fluctuations ‣ Generated Non-GAAP $9.4M EBITDA or 7.4% EBITDA Margin** ($ M ) $135 $145 $155 $165 2014 2015 2016 ($15) ($10) ($5) $0 $5 2014 2015 2016 * Average weekly headcount per weekly HR Headcount Report, Revenue per Form 10-K ($K ) **EBITDA and EBITDA Margin are Non-GAAP measures. Reconciliation of GAAP to Non-GAAP measures can be found at end of this presentation.

IEC ELECTRONICS 2017© | CANNOT BE PRESENTED, REDISTRIBUTED, OR SHOWN TO ANYONE WITHOUT EXPRESS WRITTEN PERMISSION $15 $20 $25 $30 $35 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 12 Strengthened Balance Sheet ($M) Net Debt Reduction* ($16.7) Reduced Debt/EBITDAS To 2X** * Debt, less cash ** Calculated in accordance with our credit agreement, as disclosed in Form 10-K. EBITDAS is a Non-GAAP measure. Reconciliation of GAAP to Non-GAAP measures can be found at end of this presentation.

IEC ELECTRONICS 2017© | CANNOT BE PRESENTED, REDISTRIBUTED, OR SHOWN TO ANYONE WITHOUT EXPRESS WRITTEN PERMISSION 13 Substantial Progress To Date Cash Conversion Cycle** Inventory* ‣ Improved Material Management Process • Inventory reduction of $10.4M ‣ Improved Manufacturing Execution and Lead Time Reduction for Active Orders • WIP decreased by 30% YoY ‣ Significantly Reduced Accounts Receivable Aging • $1.7M reduction in aging greater than 30 days ($M) # Days 70 75 80 85 90 2014 2015 2016 ** Source: Lincoln International Fourth Quarter EMS Report * Net inventories 0 10 20 2014 2015 2016

IEC ELECTRONICS 2017© | CANNOT BE PRESENTED, REDISTRIBUTED, OR SHOWN TO ANYONE WITHOUT EXPRESS WRITTEN PERMISSION 14 Driving Long Term Growth ‣ Reinvigorated Existing Customer Relationships to Restore Confidence ‣ Driving Cross-Selling Opportunities Amongst In-house Verticals ‣ Reformulating New Customer Acquisition Structure to Drive Organic Growth IEC ANNOUNCES $3.7 MILLION CONTRACT IEC RECEIVES $10.2 MILLION CONTRACT FROM TOP GLOBAL DEFENSE COMPANY Top 5 Medical Device Company

IEC ELECTRONICS 2017© Rebuilding the Funnel 15 Year End Backlog ‣ Onboarding of new customers is typically 12-18 month process • New customer funnel has deteriorated since 2013/2014, negatively impacting 2016 backlog ‣ Existing customer base is solid • Two key customers experiencing expected short term volume reductions ‣ Executing several new customer acquisition initiatives • Restructured entire sales team and go to market strategy ($M) $0 $25 $50 $75 $100 2014 2015 2016

IEC ELECTRONICS 2017© 16 • Effectively managing through volume reduction from certain key customers • Deliberately retained skilled labor and support for anticipated second half ramp • Maintaining gross margins consistent with industry average • No lost customers; longstanding and committed 1st Half of Fiscal 2017 2nd Half of Fiscal 2017 • Expect stronger second half of fiscal 2017 • Expect volume returns from existing customers • Strengthen new customers funnel Fiscal 2017 Expectations Proactive Measures Have Minimized Impact of Short Term Revenue Decline • Restructuring activities, debt reduction and improved inventory management over past 18 months have strengthened the balance sheet • In Q1 17 • Net debt reduction of $7.2M • EBITDA breakeven with margin performance consistent with industry

IEC ELECTRONICS 2017© | CANNOT BE PRESENTED, REDISTRIBUTED, OR SHOWN TO ANYONE WITHOUT EXPRESS WRITTEN PERMISSION 17 Investor Outreach ‣ Noble Con13 Investor Conference • January 31, 2017 ‣ MicroCap Conference • April 4, 2017 ‣ B. Riley & Co. Annual Investor Conference • May 24 – 25, 2017

IEC ELECTRONICS 2017© | CANNOT BE PRESENTED, REDISTRIBUTED, OR SHOWN TO ANYONE WITHOUT EXPRESS WRITTEN PERMISSION 18 Looking Forward Rebuild & Strengthen Bridge Growth Retraction • Underperformance with previous management • Loss of $34.7M through 2015 • Profit erosion • Turnaround commenced • Return to profitability • Strengthened balance sheet • Solidified operational excellence • Rebuild new customer sales funnel • Proactively address expected $20-25M volume decline for two existing customers • Reinstate proven practices to drive sustained growth 2015 – 2016 2017 2018 2013 - 2014 • Drive Organic Growth • Return IEC brand to leadership position as demonstrated in 2012 Success 2012 • Revenue $130.4M • Gross Margin 18.9% • Operating Margin 10.1%

Thank you

IEC ELECTRONICS 2017© | CANNOT BE PRESENTED, REDISTRIBUTED, OR SHOWN TO ANYONE WITHOUT EXPRESS WRITTEN PERMISSION 20 ‣ Reconciliation of U.S. GAAP to Non-GAAP Measures Appendix A In thousands. Individual line items per Form 10-K Twelve Months Ended September 30, 2016 Net Income $ 4,786 Interest 1,392 Taxes 70 Depreciation & Amortization 3,106 EBITDA (Non-GAAP) $ 9,402 In thousands. Individual line items per Form 10-K Three Months Ended September 30, 2016 Net Income $ 176 Provision for (benefit from) income taxes 76 Depreciation & Amortization 697 Interest expense 201 Non-cash stock compensation 119 EBITDAS (Non-GAAP) $ 1,269 In thousands. Individual line items per Form 10-K Twelve Months Ended September 30, 2016 Net Sales $ 127,010 EBITDA (Non-GAAP) 9,402 EBITDA Margin (Non-GAAP) 7.4%